1 Q3 2022 November 2, 2022 Earnings Presentation Bob Biesterfeld, Chief Executive Officer Arun Rajan, Chief Operating Officer Mike Zechmeister, Chief Financial Officer Chuck Ives, Director of Investor Relations

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with significant disruptions in the transportation industry; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; risks with reliance on technology to operate our business; cyber- security related risks; risks associated with operations outside of the United States; our ability to identify or complete suitable acquisitions; our ability to successfully integrate the operations of acquired companies with our historic operations; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations; our ability to hire and retain a sufficient number of qualified personnel; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of war on the economy; changes to our capital structure; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2022 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q3 Financial Highlights 3 ■ Highest quarterly Truckload volume, resulting in year-over-year volume growth for the sixth consecutive quarter ■ Truckload AGP per shipment improved 20.5% year-over-year due to a higher AGP per shipment on contractual volume as the cost of purchased transportation declined faster than prices ■ Adjusted operating margin of 37.6% in NAST and 34.6% in Global Forwarding ■ Initiating a $175 million cost reduction plan $6.0B Total Revenues -4.0% Y/Y $887M Adj. Gross Profit +5.1% Y/Y $288M Income from Ops. -7.5% Y/Y $1.78 Diluted Earnings/Share -3.8% Y/Y Q3 2022

Segment Highlights: Diversified, Global Suite of Services

Over half of total revenues and adjusted gross profits came from customers to whom we provide both surface transportation and global forwarding services.[1]

North American Surface Transportation (NAST)

- Adjusted gross profit (AGP) per load improved Y/Y in both TL and LTL, but declined sequentially
- Load-to-truck ratios indicate the truckload market is soft by historical standards
- Significant market share opportunities remain
- Digital investments continue to deliver customer and carrier value and unlock growth
- 658,000 fully automated truckload bookings w/carriers, up 87% Y/Y

+22.5% Y/Y

Q3 2022 Adjusted Gross Profit[2]



64%
28%
8%

Global Forwarding (GF)

- Reduced global demand has led to declining prices for ocean and air freight
- Continuing to add new commercial relationships with strategic, multi-national customers and to diversify our trade lane exposure
- Continuing to make investments in technology, data and analytics

-20.1% Y/Y

All Other & Corporate

- Robinson Fresh integrated supply chain solutions generating increased revenue
- Managed Services Q3 FUM[3] of $1.6B flat Y/Y
- Other Surface Transportation AGP declined 10.5% Y/Y

+2.5% Y/Y

C.H. ROBINSON

1. *Measured over trailing twelve months*
2. *Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.*
3. *FUM = Freight under Management*

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NAST Q3’22 Results by Service 5 ▪ Truckload volume up 0.5% year-over-year(2) ▪ Truckload AGP per shipment increased 20.5% due to a higher AGP per shipment on contractual volume(2) ▪ LTL AGP per order increased 24.5% and volume decreased 1.5%(2) ▪ 658,000 fully automated truckload bookings with carriers in Q3, up 87% year-over-year ▪ Added 11,100 new carriers in Q3 3Q22 3Q21%▲ Truckload (“TL”) $374.1 $309.8 20.8% Less than Truckload (“LTL”) $161.0 $131.2 22.7% Other $28.7 $19.2 49.7% Total Adjusted Gross Profits $563.8 $460.2 22.5% Adjusted Gross Profit Margin % 14.1% 12.1% 200 bps Adjusted Gross Profit(1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 6 Truckload Q3 Volume(2)(4) +0.5 % Pricing(1)(2)(3) -13.0 % Cost(1)(2)(3) -17.0 % Adjusted Gross Profit(4) +20.8% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. ■ 65% / 35% truckload contractual to transactional volume mix, up from 60% / 40% in Q3 last year ■ Average routing guide depth of 1.3 in Managed Services business vs. 1.7 in Q3 last year 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. Yo Y % C ha ng e in P ric e an d C os t YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Improved Year-over-Year 7 ■ AGP $ per Truckload Shipment reflects business performance better than AGP Margin % (1) ■ While NAST AGP Margin % has declined 120 bps compared to Q2 2020, AGP $ per Truckload Shipment has grown 35% over the same timeframe N A ST A dj us te d G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N A ST A djusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment NAST Adjusted Gross Profit Margin % Average AGP $ per Truckload Shipment 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.

Global Forwarding Q3’22 Results by Service 8 3Q22 3Q21%▲ Ocean $159.7 $214.8 (25.6)% Air $47.1 $59.6 (21.1)% Customs $27.9 $25.5 9.5% Other $13.7 $11.0 25.2% Total Adjusted Gross Profits $248.4 $310.9 (20.1)% Adjusted Gross Profit Margin % 16.4% 15.7% 70 bps Adjusted Gross Profit (1) ($ in millions) ▪ Slowdown in global demand impacting ocean and air pricing and volumes ▪ Ocean AGP decreased due to a 24.0% decrease in AGP per shipment and a 2.5% decline in shipments(2) ▪ Air AGP decreased due to a 16.5% decline in metric tons shipped(2) and a 5.5% decrease in AGP per metric ton shipped ▪ Customs AGP increased due to a 5.5% increase in adjusted gross profit per transaction and a 4.0% increase in volume(2) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

All Other & Corporate Q3’22 Results 9 Robinson Fresh ▪ Increased revenue and AGP tied to integrated supply chain and technology services Managed Services ▪ AGP growth driven by new customer business, as well as growth with existing customers ▪ Total freight under management of $1.6B in Q3 Other Surface Transportation ▪ 7.3% decrease in Europe truckload AGP 3Q22 3Q21%▲ Robinson Fresh $27.7 $26.7 3.8% Managed Services $29.6 $26.7 10.8% Other Surface Transportation $17.7 $19.8 (10.5)% Total $75.0 $73.2 2.5% Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Sustainable Growth Strategy 10 Optimize Processes Spend Strategically Grow Globally Scale Digitally Increase Share ■ Leverage integrated service model to grow market share and expand globally ■ Industry-leading tech, people and processes to provide best-in-class service ■ Expand modal capabilities ■ Expand Global Forwarding business as provider of choice for multinational customers ■ Leverage scale to capitalize on secularly growing market and unique global footprint ■ Grow capabilities and presence in key industry verticals, trade lanes and geographies ■ Digitize more internal tools and processes and drive down costs ■ Free customer and carrier reps’ capacity for higher- value touchpoints ■ Drive more revenue synergy across business units ■ Provide customers and carriers the digital products they value ■ Leverage data, scale and information advantage ■ Bring meaningful products, features and insights to both sides of the two- sided marketplace ■ Increase digital execution of all touch points in the lifecycle of a load ■ Support organic growth by leveraging strong cash flow ■ Modernize core for future integrations ■ Complement with opportunistic M&A

Delivering Scalable Digital Solutions to Fuel Growth 11 ■ Scale capacity/procurement Build a digital carrier network that gives customers access to additional capacity ■ Scale demand generation Attract, retain and grow demand via digitally connected channels by delivering technology features that shippers value the most ■ Scale quality customer outcomes Deliver a quality customer experience grounded in better on-time outcomes powered by quality data, predictive insights and in-transit visibility ■ Scale marketplace dynamics Price, cost and match supply and demand with greater intentionality to create optimized results for customers, carriers and CHRW Creating value for the two-sided marketplace through product strategy & innovation 11

New Carrier & Customer Experiences Driving Digital Adoption 12 ■ Carriers booking loads via Navisphere Carrier ® increased 77% year-over-year in Q3 ■ 658,000 fully automated bookings with carriers in NAST truckload business, an 87% increase compared to Q3 2021; $1.2 billion of revenue through this digital channel ■ 585 million digital transactions with customers and carriers in Q3, a 30% year-over-year increase 12

Pillars of Our Customer Promise ■ Diversified, global suite of servicesTM - we can reliably meet all logistics services needs today and in the future ■ An information advantage driving smarter solutionsTM and better outcomes through our experience, data and scale ■ Solutions delivered through people you can rely onTM as an extension of your team ■ Technology built by and for supply chain expertsTM - tailored, market-leading solutions that drive better supply chain outcomes 13 Best-in-class solutions delivered through a global network of experts that you can rely on

Capital Allocation Priorities: Balanced and Opportunistic 14 Cash Flow from Operations & Capital Distribution ($M) ■ $607 million of cash returned to shareholders in Q3 2022, up 156% ■ Q3 2022 capital distribution equates to 269% of our Q3 net income ■ 5.0 million shares repurchased at an average price of $107.49 ■ Uninterrupted dividends, without decline, paid for more than 20 years ■ Changes in cash from operations have been driven primarily by sequential changes in operating working capital due to volatility in freight costs and prices. ■ As the cost and price of purchased transportation (inclusive of fuel surcharges) comes down, we expect a commensurate benefit to net operating working capital and operating cash flow.

2022 Strategic Priorities 15 ■ Continue driving long-term diversified growth across an intentional combination of modes, services and geographic footprint ■ Design and deliver scalable solutions by transforming our processes, accelerating the pace of development and prioritizing data integrity, in order to improve the customer and carrier experience, improve efficiency and drive profitable growth ■ Maintain a healthy financial profile and attractive margins across the business by leveraging technology advantages and competitive pricing, increasing productivity and managing costs ■ Uphold a balanced approach to capital allocation to drive growth and return capital to shareholders ■ Invest in talent and capabilities, as customers and carriers rely on our teams and digital products

16 Appendix

Q3 2022 Transportation Results(1) 17 Three Months Ended September 30 Nine Months Ended September 30 $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $5,724,364 $5,999,901 (4.6) % $18,718,357 $15,800,576 18.5 % Total Adjusted Gross Profits(2) $861,823 $819,511 5.2% $2,738,718 $2,219,596 23.4 % Adjusted Gross Profit Margin % 15.1% 13.7% 140 bps 14.6% 14.0% 60 bps Transportation Adjusted Gross Profit Margin % 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 16.3% 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% Q2 15.4% 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% Q3 15.0% 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% Q4 15.1% 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% Total 15.4% 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q3 2022 NAST Results 181. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended September 30 Nine Months Ended September 30, $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $4,002,461 $3,814,988 4.9% $12,264,396 $10,611,892 15.6 % Total Adjusted Gross Profits(1) $563,787 $460,149 22.5% $1,694,438 $1,317,853 28.6 % Adjusted Gross Profit Margin % 14.1% 12.1% 200 bps 13.8% 12.4% 140 bps Income from Operations $211,899 $149,035 42.2% $670,752 $436,911 53.5 % Adjusted Operating Margin % 37.6% 32.4% 520 bps 39.6% 33.2% 640 bps Depreciation and Amortization $5,739 $6,620 (13.3) % $18,101 $19,779 (8.5) % Total Assets $3,624,333 $3,437,461 5.4% $3,624,333 $3,437,461 5.4 % Average Headcount 7,493 6,764 10.8% 7,420 6,650 11.6%

Q3 2022 Global Forwarding Results 191. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Three Months Ended September 30 Nine Months Ended September 30 $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $1,511,115 $1,978,901 (23.6) % $5,798,702 $4,585,734 26.5 % Total Adjusted Gross Profits(1) $248,433 $310,898 (20.1) % $894,724 $763,952 17.1 % Adjusted Gross Profit Margin % 16.4% 15.7% 70 bps 15.4% 16.7% (130 bps) Income from Operations $85,953 $165,155 (48.0) % $421,148 $363,956 15.7 % Adjusted Operating Margin % 34.6% 53.1% (1850 bps) 47.1% 47.6% (50 bps) Depreciation and Amortization $5,368 $5,427 (1.1) % $16,394 $17,352 (5.5) % Total Assets $2,266,923 $2,438,106 (7.0) % $2,266,923 $2,438,106 (7.0) % Average Headcount 5,861 5,167 13.4% 5,735 4,951 15.8%

Q3 2022 All Other and Corporate Results 201. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes a $25.3 million gain on the sale and leaseback of a facility in Kansas City for Three and Nine Months Ended September 30, 2022 Three Months Ended September 30 Nine Months Ended September 30, $ in thousands 2022 2021 % Change 2022 2021 % Change Total Revenues $501,800 $469,806 6.8% $1,566,706 $1,402,664 11.7 % Total Adjusted Gross Profits(1) $74,974 $73,145 2.5% $235,841 $213,943 10.2 % Income (loss) from Operations(2) -$10,243 -$3,421 NM $10,848 -$6,165 NM Depreciation and Amortization $11,868 $10,359 14.6% $34,228 $31,490 8.7 % Total Assets $904,274 $727,039 24.4% $904,274 $727,039 24.4 % Average Headcount 4,691 4,037 16.2% 4,497 3,881 15.9%

Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

$ in thousands	Three Months Ended September 30				Nine Months Ended September 30,			
	2022		2021		2022		2021	
Revenues:								
Transportation	$5,724,364		$5,999,901		$18,718,357		$15,800,576	
Sourcing	291,012		263,794		911,447		799,714	
Total Revenues	6,015,376		6,263,695		19,629,804		16,600,290	
Costs and expenses:								
Purchased transportation and related services	4,862,541		5,180,390		15,979,639		13,580,980	
Purchased produced sourced for resale	265,641		239,113		825,162		723,562	
Direct internally developed software amortization	6,457		5,152		18,831		14,601	
Total direct costs	5,134,639		5,424,655		16,823,632		14,319,143	
Gross profit & Gross profit margin	**$880,737**	**14.6 %**	**$839,040**	**13.4 %**	**$2,806,172**	**14.3 %**	**$2,281,147**	**13.7 %**
Plus: Direct internally developed software amortization	6,457		5,152		18,831		14,601	
Adjusted gross profit/Adjusted gross profit margin	**$887,194**	**14.7 %**	**$844,192**	**13.5 %**	**$2,825,003**	**14.4 %**	**$2,295,748**	**13.8 %**

C.H. ROBINSON

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Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below: Three Months Ended September 30 Nine Months Ended September 30, $ in thousands 2022 2021 2022 2021 Total Revenues $ 6,015,376 $ 6,263,695 $ 19,629,804 $ 16,600,290 Income from operations 287,609 310,769 1,102,748 794,702 Operating margin 4.8% 5.0% 5.6% 4.8 % Adjusted gross profit $ 887,194 $ 844,192 $ 2,825,003 $ 2,295,748 Income from operations 287,609 310,769 1,102,748 794,702 Adjusted operating margin 32.4% 36.8% 39.0% 34.6%

23 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com